Exhibit 10.2

EXECUTION VERSION

REAFFIRMATION AND AMENDMENT OF

GUARANTY AND SECURITY DOCUMENTS

This Reaffirmation and Amendment of Guaranty and Security Documents (this “Reaffirmation”) dated as of July 27, 2016 is entered into by Blackhawk Network Holdings, Inc., a Delaware corporation (the “Borrower”), and certain of the Borrower’s Subsidiaries identified on the signature pages hereto (such Subsidiaries, together with the Borrower, the “Credit Parties”), for the benefit of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), for the ratable benefit of the Secured Parties (as defined in the Amended and Restated Credit Agreement referenced below). Terms used but not otherwise defined herein have the meaning ascribed thereto by the Amended and Restated Credit Agreement (as defined below).

1.	Reference is made to that certain Amended and Restated Credit Agreement dated as of July 27, 2016, among the Borrower, Wells Fargo Bank, National Association, individually and as administrative agent, and the other financial institutions party thereto (the “Amended and Restated Credit Agreement”).

2.	Reference is also made to the following documents (collectively, the “Reaffirmed Documents”):

(a)	that certain Collateral Agreement dated as of March 28, 2014 made by and among certain of the Credit Parties (other than Blackhawk Network California, Inc., a California corporation (“Blackhawk Network California”)) and the Administrative Agent for the benefit of the Secured Parties, as supplemented by the Joinder to Collateral Agreement dated as of October 31, 2014 made by certain of the Credit Parties (other than Blackhawk Network California) in favor of the Administrative Agent (the “Collateral Agreement”);

(b)	that certain Deed of Pledge of Shares of BH Network Holdings (Europe) B.V. dated as of October 17, 2014 made for the Administrative Agent for the benefit of the Secured Parties;

(c)	that certain Patent Security Agreement dated as of October 31, 2014 made by and between Parago, Inc. (“Parago”) and the Administrative Agent for the benefit of the Secured Parties;

(d)	that certain Patent Security Agreement dated as of March 28, 2014 made by and between EWI Holdings, Inc. (“EWI Holdings”) and the Administrative Agent for the benefit of the Secured Parties;

(e)	that certain Patent Security Agreement dated as of March 28, 2014 by and between Blackhawk Network and the Administrative Agent for the benefit of the Secured Parties;

(f)	that certain Trademark Security Agreement dated as of October 31, 2014 made by and between Parago and the Administrative Agent for the benefit of the Secured Parties;

(g)	that certain Copyright Security Agreement dated as of October 31, 2014 made by and between Parago and the Administrative Agent for the benefit of the Secured Parties;

(h)	that certain Trademark Security Agreement dated as of March 28, 2014 made by and between Cardpool, Inc. (“Cardpool”) and the Administrative Agent for the benefit of the Secured Parties;

(i)	that certain Trademark Security Agreement dated as of March 28, 2014 made by and between Blackhawk Network, Inc. (“Blackhawk Network”) and the Administrative Agent for the benefit of the Secured Parties;

(j)	that certain Share Pledge Agreement dated as of January 6, 2015, pledging the shares of Blackhawk Network Luxembourg S.a.r.l. made by and between the Borrower and the Administrative Agent for the benefit of the Secured Parties;

(k)	that certain Convertible Preferred Equity Certificates Pledge Agreement dated as of January 6, 2015, made by and between the Borrower and the Administrative Agent for the benefit of the Secured Parties;

(l)	that certain Deposit Account Control Agreement dated as of May 22, 2014 by and among the Borrower, Blackhawk Network, EWI Holdings and Cardpool, Wells Fargo Bank, National Association and the Administrative Agent;

(m)	that certain Deposit Account Control Agreement dated as of April 16, 2015 by and among the Administrative Agent, Blackhawk Engagement Solutions (DE), Inc. (“Blackhawk Engagement Solutions (DE)”) and First National Bank of Omaha (“FNB Omaha”);

(n)	that certain Account Control Agreement dated as of May 19, 2014 among Blackhawk Network, Enterprise Bank & Trust and the Administrative Agent;

(o)	that certain Deposit Account Control Agreement dated as of April 16, 2015 among Blackhawk Engagement Solutions (DE), Blackhawk Engagement Solutions, Inc. (“Blackhawk Engagement Solutions”), the Administrative Agent and Bank of America, N.A.;

(p)	that certain Deposit Account Control Agreement dated as of April 16, 2015 among the Administrative Agent, Blackhawk Engagement Solutions, and FNB Omaha; and

(q)	each other Loan Document as defined in the Amended and Restated Credit Agreement.

3.	In order to induce the Administrative Agent and the Lenders to enter into the Amendment, the Credit Parties hereby:

(a)	agree to and reaffirm all of the terms and conditions, including all grants of security interests therein, of the Reaffirmed Documents, and reaffirm and make all of the representations and warranties in the Reaffirmed Documents as of the date hereof, in each case as if the same had been fully set forth herein;

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(b)	agree that for all purposes of the Reaffirmed Documents, references to that certain Credit Agreement dated as of March 28, 2014 among the Borrower, the lenders from time to time party thereto and the Administrative Agent (the “Credit Agreement”) shall be deemed to be references to the Amended and Restated Credit Agreement, and hereafter the term “Credit Agreement” (as defined in each of the Reaffirmed Documents) shall mean the Amended and Restated Credit Agreement, as further amended, modified, restated, amended and restated and/or supplemented from time to time; and

(c)	as applicable, without limiting the foregoing, make and confirm the guaranty as set forth in Section 1 of the Subsidiary Guaranty Agreement to the Administrative Agent on behalf of, and for the benefit of, the Secured Parties (as defined therein).

4.	As of the date hereof, the parties hereto agree that the Collateral Agreement is hereby amended by (a) deleting in its entirety each of Schedule 1.2, Schedule 3.6, Schedule 3.9, Schedule 3.10, Schedule 3.11 and Schedule 3.13 and replacing it, respectively, with Schedule 1.2, Schedule 3.6, Schedule 3.9, Schedule 3.10, Schedule 3.11 and Schedule 3.13 attached hereto and (b) adding Schedule 3.14 and Schedule 3.15 attached hereto as a schedule of exceptions to the representations and warranties in Section 3.14 and Section 3.15, respectively, of the Collateral Agreement.

5.	The parties hereto agree that, except as expressly modified hereby, the Reaffirmed Documents remain in full force and effect in accordance with their terms.

6.	Notwithstanding anything in this Reaffirmation to the contrary, none of the reaffirmations and agreements in this Reaffirmation with respect to the Collateral Agreement are made by, and none of the other provisions of this Reaffirmation relating to the Collateral Agreement shall otherwise be applicable to, Blackhawk Network California.

7.	This Reaffirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Reaffirmation by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

8.	This Reaffirmation shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York) without reference to the conflicts of law principles thereof.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first written above.

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

EWI HOLDINGS, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

CARDPOOL, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

BLACKHAWK NETWORK, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

BLACKHAWK ENGAGEMENT SOLUTIONS, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

Reaffirmation of Guaranty and Security Agreement – Blackhawk Network Holdings, Inc.

BLACKHAWK ENGAGEMENT SOLUTIONS (DE), INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

BLACKHAWK ENGAGEMENT SOLUTIONS (MD), INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

PARAGO UK LIMITED

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Director

Reaffirmation of Guaranty and Security Agreement – Blackhawk Network Holdings, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Brian Buck
Name:	Brian Buck
Title:	Managing Director

Reaffirmation of Guaranty and Security Agreement – Blackhawk Network Holdings, Inc.